================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

[X]   Filed by the Registrant
[_]   Filed by a Party other than the Registrant

      Check the appropriate box:
      [_] Preliminary Proxy Statement          [_] Confidential, for Use of the
      [X] Definitive Proxy Statement               Commission Only (as permitted
      [_] Definitive Additional Materials          by Rule 14a - 6(e)(2))
      [_] Soliciting Material Under Rule 14a-12


                            SPECTRASOURCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

      [X] No fee required.

      [_] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
          0-11.

          (1) Title of each class of securities to which transaction applies:

          ___________________________________________________________________
          (2) Aggregate number of securities to which transaction applies:

          ___________________________________________________________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ___________________________________________________________________
          (4) Proposed maximum aggregate value of transaction:

          ___________________________________________________________________
          (5) Total fee paid:

          ___________________________________________________________________

      [_] Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


          (1) Amount previously paid:

          ___________________________________________________________________
          (2) Form, Schedule or Registration Statement No.:

          ___________________________________________________________________
          (3) Filing Party:

          ___________________________________________________________________
          (4) Date Filed:

          ___________________________________________________________________



================================================================================

SPECTRASOURCE CORPORATION
=========================



                                                                  March 29, 2002


Dear Stockholder:

     On behalf of the board of directors and management of SpectraSource Corporation, I cordially invite you to attend our annual meeting of stockholders to be held on Tuesday, April 30, 2002 at 10:00 a.m. Central Time at 14900-X Westheimer, Houston, Texas.

     At the annual meeting, stockholders will be asked to (a) elect three (3) directors, each for 1 or 2 year terms (as described in the attached proxy statement) and (b) ratify the appointment of Yartz & Rabalais as our independent public accountants for 2002. These matters are described in the accompanying notice of annual meeting and proxy statement.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking the enclosed proxy card. Please then sign and date the proxy card and return it in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at the meeting.

     If you plan to attend the meeting, please check the card in the space provided. This will assist us with meeting preparations and will enable us to expedite your admittance. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

     We look forward to seeing you at the meeting.

                                                           Sincerely,

                                                           /s/ Charles Sheffield
                                                           ---------------------
                                                           President

                            SPECTRASOURCE CORPORATION


                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 30, 2002

                              ---------------------



NOTICE HEREBY IS GIVEN that the 2002 annual meeting of stockholders of SpectraSource Corporation will be held at 14900-X Westheimer, Houston, Texas, on Tuesday, April 30, 2002 at 10:00 a.m. Central Time for the purposes of:

     1. Electing three directors, each to serve for either one or two year terms;

     2. Ratifying the appointment of Yartz & Rabalais as our independent accountants for the fiscal year ending September 30, 2002; and

     3. Transacting such other business as properly may come before the annual meeting or any adjournment thereof.

     Information relating to the foregoing matters is set forth in the attached proxy statement. Stockholders of record at the close of business on Friday, March 30, 2002 are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof. A complete list of these stockholders will be available for ten days prior to the meeting at the Company's executive offices at 14900-X Westheimer, Houston, Texas.




                                             By Order of the Board of Directors.

                                             /s/ CHARLES SHEFFIELD, President

                            SPECTRASOURCE CORPORATION

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                          To be held on APRIL 30, 2002

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of SpectraSource Corporation, a Nevada Corporation (the "Company") to be voted at the Annual Meeting of shareholders to be held at 10:00 A.M. Central Standard Time at 14900-X Westheimer, Houston, Texas 77082 and at any and all adjournments of the meeting. The enclosed materials will be mailed to Shareholders on or about March 30, 2002.

     The matters list below will be considered and voted upon at the meeting:

     (1) To elect three (3) persons to serve on the five (5) member Board of Directors to terms of 1 year or 2 years, as stated below, until the corresponding Annual Shareholders Meeting or until their successors are elected and have been qualified.
     (2) To ratify the appointment of Yartz & Rabalais as our independent accountants for the fiscal year ending September 30, 2002;
     (3) To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

     Shares as to which Proxies have been executed will be voted as specified in the Proxies. If no specifications are made, the shares will be voted "FOR" Management's nominee's for Directors and "FOR" Management's recommendations on the other items shown above. A Proxy may be revoked at any time before it is voted by filing with the Secretary of the Company, Leon Hogg, 14900-X Westheimer, Houston, Texas 77082 either a written revocation or a duly executed proxy bearing a later date. Additionally, attendance at the Meeting and voting shares in person will revoke any prior Proxy relating to such shares.

The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock of the Company is necessary to constitute a quorum at the meeting.

                                VOTING SECURITIES

     The total number of outstanding shares of the Company's Common Stock entitled to vote at the meeting, based upon the shares of record at the close of business on March 21, 2002 (the "Record Date") is 6,066,635. As of the Record Date, the only outstanding voting shares of the company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting. Officers and Directors of the Company who own any of the issued and outstanding Common Stock of the Company have indicated they will vote "FOR" all proposals contained in this proxy statement.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The current Board of Directors has nominated three persons to the Board to serve until their terms expire and their successors are elected at the Company's Annual Meeting of Shareholders. If one or more of the nominees is unable to serve or will not serve at the time of the meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors. A quorum being present, in person or by proxy, is required for the election of any director. During the year ending September 30, 2001 the Company's Board of Directors held one meeting.

The following table sets forth the name and age of each nominee to the Board of the Company.

Name and Address                   Age                    Term Expires
----------------                   ---                    ------------
Geary Broadnax                     49                          2004

William Sherrill                   74                          2004

Leon Hogg                          82                          2003


     There is no family relationship between any Board nominees. All nominee Directors of the Company will hold office until their designated term expires and until their successors have been elected and qualified at the corresponding Annual Meeting of the Shareholders or until their death, resignation or removal. The Officers of the Company are elected by the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation or removal.



                      BIOGRAPHICAL INFORMATION ON DIRECTORS

WILLIAM SHERRILL; DIRECTOR
Mr. Sherrill graduated from the University of Houston with a Bachelors of Business Administration and obtained his MBA from the Harvard Graduate School of Business Administration. He has served as a Governor of the Federal Reserve System in Washington D. C., Director of the Federal Deposit Insurance Corporation, Treasurer of the City of Houston, Chief Administrative Officer of the City of Houston, Executive Assistant to the Mayor and Port Commissioner of the Port of Houston, and Commissioner to the United Nations Commission for UNESCO. In private industry, he has served as President of Associates Corporation of North America, a multi-billion dollar international financial services corporation, as a member of Gulf and Western's Board of Directors, Chairman, President and CEO of Dasa Corporation, a multi-million dollar telephonics and electronics company with international offices and distribution. He has also served as President of a Commercial Bank and a Federal Credit Union, as well as Executive Vice President of a Savings and Loan Association. As a financial consultant, he has assisted corporations structuring acquisitions, mergers and spin-offs. Mr. Sherrill now teaches Entrepreneurship as an Executive Professor at the University of Houston's College of Business Administration.


GEARY BROADNAX, DIRECTOR
Mr. Broadnax , after studying electrical engineering and photography at Virginia Tech, became a photographer and later, Director of Photography for the Houston Post. In 1992 Mr. Broadnax founded AllSource, Inc., a systems integration company, which became ranked 2nd (second) on the list of Houston's 100 Fastest Growing Companies. In 1995, Mr. Broadnax expanded to become an Internet provider. This company, Insync Internet Services, Inc, became the number one fastest growing technology company in the 1998 Houston 100 Fastest Growing Companies list. In 2000, he sold Insync to Reliant Energy and Mr. Broadnax became the Senior Vice President of Reliant Energy Communications. After fulfilling the terms of his employment contract with Reliant, he purchased his latest company, Empowerment, Inc., a 7-year old CRM (customer relationship and management) software company. He now serves as its Chairman and CEO.

LEON D. HOGG; DIRECTOR & SECRETARY
Mr. Hogg is a retired commercial banker who served as President of Therapy Lasers, Inc. from 1995 to April, 2000. He has since served the company in the capacity of public relations, director, and secretary. He holds a bachelor's degree in business from the University of North Texas When operating his mortgage banking firm, Lee Hogg & Co. Inc., Mr. Hogg arranged financing for apartment buildings, office buildings and undeveloped property for many projects in the Houston area.

MICHAEL NEWMAN;  DIRECTOR
Mr. Newman graduated from Clemson University with a degree in mathematics. He served as a management consultant with Deloite and Touche in Washington, D.C. before buying an oil and gas trucking firm in Mississippi which he expanded and sold to a public exploration company and continued to serve as President until l991. He then returned to Texas where he purchased and operated several Texas and California franchises of the New Horizons Computer Learning Centers. He subsequently sold the built up business back to the Franchisor, and continued to serve as President. He recently purchased a Florida Region Franchise of New Horizons Computer Learning Centers.

CHARLES SHEFFIELD;  PRESIDENT, CEO, AND DIRECTOR
Mr. Sheffield is a graduate of the University of Houston with a BBA in Finance. In 1973 he founded Sheffield Construction Co., Inc., which became U. S. Design & Construction Corp. when he took the company national in the early and mid-80's. In the 20 years he headed the company, Mr. Sheffield took it from a small local firm to a leading national contractor. During this period, Mr. Sheffield also founded Gulf Coast Fan & Light, Inc. (1984), a major supplier of ceiling fans and electrical components. This base was expanded into a group of companies that provide a host of electrical, hardware, fiber optics, and structured cabling products to the residential and commercial markets. He has served in his current position since 2000.



                          EXECUTIVE COMPENSATION - 2001

Salaries and Bonuses of Officers
--------------------------------
No officers received monetary compensation of salary and bonus in excess of $65,000 per year. Charles Sheffield, President and CEO, has deferred his salary of $60,000 per year. Directors receive no monetary compensation in their capacities as directors. All Directors are reimbursed for expenses, if any, connected with attendance at Board Meetings. Stock option grants for all officers are as listed below.

Stock Options Granted to Officers
---------------------------------

Name                          Position                         Number of Options
----                          --------                         -----------------
Pieter de Buck        Executive Vice President                      12,500
David Bero            Vice President, Division Manager               3,500
Steven Seifert        Vice President, Division Manager               5,000
Beruk Zewdie          Vice President                                 3,000


     No other compensation was paid or distributed to any Executive Officers except as shown above

OPTION GRANTS

     The following table provides information with regard to stock option grants to the named executive officers.

                     OPTION GRANTS TO THE EXECUTIVE OFFICERS

                                      INDIVIDUAL GRANTS
                                      -----------------
                   NUMBER OF      % OF TOTAL                                             POTENTIAL REALIZABLE
                   SECURITIES     OPTIONS        EXERCISE   MARKET                         VALUE AT ASSUMED
                   UNDERLYING     GRANTED TO     PRICE      PRICE                    ANNUAL RATES OF STOCK PRICE
                   OPTIONS        EMPLOYEES      PER        ON GRANT   EXPIRATION    APPRECIATION FOR OPTION TERM
NAME               GRANTED        IN 2001        SHARE      DATE          DATE          5%                  10%
----               -------        ---------      -----      ------      -------       --------------------------
David Bero           3,500          10.85        .3125      $.3125      1/30/06       $  343                 669
Steven Seifert       5,000          15.51        .3125       .3125      1/30/06          490                 955
Beruk Zewdie         3,000           9.30        .3125       .3125      1/30/06          294                 573
Pieter de Buck      12,500          38.77        .3125       .3125      1/30/06        1,225               2,388


(2) The stock options stated above were granted January 2001 pursuant to the Company's Stock Incentive Plan (the "Plan"). The options granted pursuant to the Plan expire ten years from the date of grant and become exercisable in full in three years from issuance. Options to purchase a total of 32,245 shares of Common Stock were granted to employees in fiscal 2001 under our Plan.

     Amounts reported in the last two columns represent hypothetical amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Common Stock. We do not guarantee that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individual. This table does not take into account any appreciation of the price of the Common Stock from the date of grant to the current date.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information regarding (a) the number of shares of Common Stock received upon exercise of options by the named executive officers during fiscal 2001, (b) the net value realized upon such exercise, (c) the number of unexercised options held at September 30, 2001 and (d) the aggregate dollar value of unexercised options held at September 30, 2001.


                     AGGREGATED OPTION EXERCISES IN 2001 AND
                        SEPTEMBER 30, 2001 OPTION VALUES

                                     NUMBER OF SECURITIES
                                    UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN THE
          SHARES                      OPTIONS AT 9/30/01         MONEY OPTIONS AT 9/30/01
        ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME     EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----     --------     --------   -----------   -------------   -----------   -------------
No executive officer exercised stock options during this period


          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

The following table sets forth information, as of the Record Date, regarding the beneficial ownership of Common Stock as of the Record Date by (i)each person or group known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director for the Company, (iii), the Company's executive officers, and (iv) all directors and executive officers of the Company as a group. Pursuant to the rules of the SEC, the number of shares of Common Stock beneficially owned by a specified person or group includes shares issuable pursuant to convertible securities, warrants and options held by the person or group that may be converted or exercised within 60 days after March 30, 2002. These shares are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by the person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person or group.
                      AMOUNT AND NATURE OF
                      BENEFICIAL OWNERSHIP
                        OF COMMON STOCK
                        ---------------
                            NUMBER                          PERCENT OF
OWNER                      OF SHARES                       COMMON STOCK
-----                      ---------                       ------------
Charles Sheffield          4,734,876                              78.1
Leon Hogg                    100,400                                 *
Mark Chapman                 193,030                                 *
David Bero                    13,500                                 *
Steven Seifert                 2,000                                 *
Beruk Zewdie                   1,500                                 *
Michael Newman                     0                                 *
William Scherrill                  0                                 *
Geary Broadnax                     0                                 *

All directors &
executive officers
as a group (9 persons)     5,046,306

"Beneficial Owner" means generally any person who, directly or indirectly, has or shares voting power or investment power with respect to a security. Information with respect to the beneficial ownership of any stockholder has been furnished by such Stockholder, and the Company believes that, except as otherwise indicated, each stock- holder has sole voting and investment power with respect to shares listed as beneficially owned by such stockholder.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The United States securities laws require our directors and executive officers and any persons who beneficially own more than 10% of our Common Stock, as well as certain affiliates of these persons, to file initial reports of their ownership of Common Stock and subsequent reports of changes in such ownership with the SEC. To our knowledge, based solely on our review of the copies of the reports furnished to us and written representations that no other reports were required, during fiscal 2001, all directors, executive officers and beneficial owners of more than 10% of our Common Stock made all required filings.


                                   PROPOSAL 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The board of directors has appointed the firm of Yartz & Rabalais to serve as our independent accountants for the year ending September 30, 2002. The board has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. Yartz & Rabalais has served as our independent accountants since November 2001 and we consider that firm to be well qualified. If the stockholders do not ratify the appointment of Yartz & Rabalais the board of directors will reconsider the appointment.

     Representatives of Yartz & Rabalais will not be present at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF YARTZ & RABALAIS AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING SEPTEMBER 30, 2002.


                                   AUDIT FEES

     The aggregate fees for the audit of our consolidated financial statements for the year ended September 30, 2001 and reviews of interim consolidated financial statements included in our quarterly reports on Form 10-Q during the year ended September 30, 2001 was $ 49,476.


          FINANICAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No financial information systems design and implementation services were rendered to us by Yartz & Rabalais in fiscal 2001.


                             SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting Proxies. In addition to the solicitation of Proxies by mail, Directors, Officers or Employees of the Company may, without additional compensation solicit Proxies personally or by telephone or telegraph. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the owners of shares held of record, and the Company may reimburse such for reasonable out of pocket expenses incurred by them.

                                QUORUM AND VOTING

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the Common Stock issued and outstanding and entitled to vote the rest is necessary to constitute a quorum to transact business. In deciding all questions and other matters, a holder of Common Stock on the Record Date will be entitled to cast one vote for each share of Common Stock registered in such holder's name.

     Proposals to be voted on at the Meeting require the affirmative vote of a majority of the voting power present and entitled to vote at the meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the meeting. Best intentions and broker non-votes (as hereafter defined) will be counted as present by the election inspectors for the purpose of determining the presence of a quorum. For the purpose of computing the vote required for approval of matters to be voted on at the Meeting, the election inspectors will treat shares held by a stockholder who abstains from voting as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. The election inspectors will treat shares referred to as a "broker non votes" (shares held by brokers or nominees as to which they have no discriminatory power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), if any, as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter requiring discretionary authority to vote, broker non-votes will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters.) A stockholder may, with respect to the election of directors: (i) vote for the election of the nominee named herein; or (ii) withhold authority to vote for such nominee. A stockholder may, with respect to each other matter to be voted upon: (i) vote for the matter; (ii) vote against the matter; or (iii) abstain from voting on the matter. For information relating to Common Stock owned by each of the directors see "Security Ownership of Certain Beneficial Owners and Management."


                MEETINGS AND COMMITTES OF THE BOARD OF DIRECTORS.

     The business of the Company is managed under the direction of the Board of Directors which meets on a regularly scheduled basis to review significant developments affecting the Company and to receive reports from the Company President who is responsible for day-to-day operations and to act on matters requiring their approval. The Board also holds special meetings and acts by written consent when important matters require Board approval. Although our Bylaws permit us to maintain a committees of the Board, such as audit and compensation committees, the Company currently has not nominated audit or compensation committee members. During the fiscal year ended September 30, 2001, the board of directors held one meeting.


                                  ANNUAL REPORT

     The 2001 Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2001, is being mailed to each stockholder receiving this Proxy Statement, but does not form any part of the proxy solicitation material.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Meeting nor does the Board of Directors know of any matters which other persons intend to bring before the Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.


          STOCKHOLDER PROPOSALS AND SUBMISSIONS FOR 2003 ANNUAL MEETING

     If any Stockholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall have been presented to the Company's management by 120 days prior to the 2003 Annual Meeting (which Annual Meeting the Company believes will be held on April 30, 2003) in order to be included in the Proxy Statement of the Company for that meeting. Thus, such proposals for the 2003 Annual Meeting will need to be received by December 31, 2002. Such proposals should be directed to the Company, 14900-X Westheimer, Houston, Texas 77082.

     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANYTIME PRIOR TO THE VOTE.


                                    By Order of the Board of Directors
                                    Dated: March 25, 2002


                                    /s/ CHARLES SHEFFIELD
                                    ---------------------
                                    PRESIDENT

                               SPECTRASOURCE CORP.
                               14900-X WESTHEIMER
                              HOUSTON, TEXAS 77082


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2002 AND PROXY FORM

        THIS PROXY IS SOLICITED BY THE MANAGEMENT OF SPECTRASOURCE CORP.

The undersigned, having received notice of the Annual Meeting of the Shareholders and Proxy Statement dated April 30, 2002, hereby appoints Leon Hogg or ________________ with full power of substitution and revocation to represent the undersigned and to vote all the shares of Common Stock of SPECTRASOURCE CORP. (the Company) which the undersigned is entitled to vote at the Annual Meeting of the Shareholders to be held at 10:00 a.m. on April 30, 2002 at 14900-X Westheimer, Houston, Texas 77082, and at any adjournment thereof.

Please cast your vote in each of the three positions below

TERM
----
Until 2003        Leon Hogg          or       Other ___________________________

Until 2004        Bill Sherrill      or       Other ___________________________

Until 2004        Geary Broadnax     or       Other ___________________________

IN HIS DISCRETION, THIS PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXY DESIGNEE, UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETIING.

THIS PROXY MAY BE VOIDED ANY TIME PRIOR TO THE SHAREHOLDERS MEETING, OR IF SHAREHOLDER CHOOSES TO ATTEND THE MEETING AND VOTE HIS SHARES IN PERSON.

Dated  __________, 2002

     Signature _______________________________________________________
                               Name as appears on Stock

     Certificates_____________________________________________________


Optional: E-Mail Address: ____________________________________________

Please sign and complete this Proxy Form immediately and return in the enclosed envelope in order for your ballet to be cast on April 30, 2002. Thank You.

IMPORTANT!! SIGN PROXY AS YOUR NAME APPEARS ON STOCK RECORDS AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN, WHICH THEY SIGN.